Exhibit 10.6

VITRO BIOPHARMA INC.

SUBSCRIPTION AGREEMENT

FOR ITS Private PLACEMENT of UP TO

$15,000,000 OF PREFERRED Units

AT A PRICE PER PREFERRED UNIT OF $1,000,000

Chris Furman, CEO

Vitro Biopharma, Inc.

chris.furman@vitrobiopharma.com

tom.o@vitrobiopharma.com

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF VITRO BIOPHARMA INC (THE “COMPANY” OR “WE”) AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE PREFERRED UNITS BEING OFFERED BY THE COMPANY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS SUBSCRIPTION BOOKLET. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PREFERRED UNITS OFFERRED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT” OR THE “1933 ACT”), ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER OR EXEMPTION THEREFROM and following satisfaction of all transfer restrictions contained in the company’s Limited Liability Company Agreement. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT IN THE PREFERRED UNITS FOR AN INDEFINITE PERIOD OF TIME.

AN INVESTMENT IN THE PREFERRED UNITS IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK. THE COMPANY’S INVESTORS ARE ADVISED TO CONSULT WITH THEIR LEGAL, FINANCIAL AND TAX ADVISORS WITH RESPECT TO ANY INVESTMENT IN THE PREFERRED UNITS.

IN MAKING AN INVESTMENT DECISION, THE INVESTOR IS RELYING UPON THE INVESTOR’S OWN EXAMINATION OF THE COMPANY, INCLUDING, BUT NOT LIMITED TO, ITS PROPOSED BUSINESS, ITS NEED FOR CAPITAL, ITS CURRENT AND PLANNED ACTIVITIES, ITS ACTUAL AND POTENTIAL COMPETITORS, THE PERIOD OF TIME NEEDED IN ORDER FOR THE COMPANY TO BECOME PROFITABLE, AS WELL AS THE TERMS OF THE OFFERING.

THE INFORMATION CONTAINED IN THIS CONFIDENTIAL SUBSCRIPTION BOOKLET DOES NOT PURPORT TO BE COMPLETE, IS CONFIDENTIAL AND PROPRIETARY TO THE COMPANY AND IS BEING PROVIDED TO YOU AS A PROSPECTIVE INVESTOR IN THE COMPANY’S OFFERING OF PREFERRED UNITS. THIS CONFIDENTIAL SUBSCRIPTION BOOKLET IS SOLELY FOR YOUR CONFIDENTIAL USE WITH THE EXPRESS UNDERSTANDING THAT, WITHOUT THE PRIOR EXPRESS WRITTEN PERMISSION OF THE COMPANY, YOU WILL NOT PROVIDE THIS CONFIDENTIAL SUBSCRIPTION BOOKLET TO, OR DISCUSS THE INFORMATION CONTAINED HEREIN WITH, ANY OTHER PERSON OR MAKE ANY REPRODUCTIONS OF OR USE THIS CONFIDENTIAL SUBSCRIPTION BOOKLET, OR ANY OF THE INFORMATION CONTAINED HEREIN, FOR ANY PURPOSE OTHER THAN EVALUATING A POTENTIAL INVESTMENT IN THE PREFERRED UNITS.

This confidential subscription booklet includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act” or “1934 Act”). We have based these forward-looking statements on our current expectations and projections about future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. We cannot guarantee and do not guarantee future results, levels of activity, performance or achievements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” “intend,” “project,” “target,” “contemplate,” or the negative of such terms or other similar expressions.

THIS CONFIDENTIAL SUBSCRIPTION BOOKLET DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE PREFERRED UNITS IN ANY JURISDICTION WHERE, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

THIS OFFERING IS SUBJECT TO WITHDRAWAL, CANCELLATION OR MODIFICATION WITHOUT NOTICE. THE COMPANY RESERVES THE ABSOLUTE RIGHT TO SELECT INVESTORS TO WHOM THE PREFERRED UNITS WILL BE SOLD AND THE AMOUNT, UP TO THE FULL SUBSCRIPTION TENDERED BY AN INVESTOR THAT THE COMPANY WILL ACCEPT FROM EACH INVESTOR, IF ANY. THE COMPANY SHALL HAVE NO LIABILITY WHATSOEVER TO ANY INVESTOR IN THE EVENT THAT ANY OF THE FOREGOING SHALL OCCUR. IF THE COMPANY ACCEPTS LESS THAN ALL OF THE SUBSCRIPTION, THE COMPANY SHALL RETURN TO THE INVESTOR THE SUBSCRIPTION PROCEEDS RELATING TO THE REJECTED SUBSCRIPTION WITHOUT INTEREST.

SPECIAL NOTICE TO FOREIGN INVESTORS

IF AN INVESTOR LIVES OUTSIDE THE UNITED STATES, IT IS THAT INVESTOR’S RESPONSIBILITY TO FULLY OBSERVE THE LAWS OF ANY RELEVANT TERRITORY OR JURISDICTION OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY PURCHASE OF OUR SECURITIES, INCLUDING OBTAINING REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER REQUIRED LEGAL OR OTHER FORMALITIES.

The date of this Confidential Subscription Agreement is March 18, 2025.

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SUMMARY OF OFFERING & DESCRIPTION OF THE COMPANY’S BUSINESS

Issuer:	Vitro Biopharma, Inc. (the “Company”).

Amount of Financing:	A maximum of $15,000,000 of the Company’s Preferred Units (the “Offering”).

Purchase Price:	$1,000,000 per Preferred Unit, which will consist of 50,000 Preferred A-1 Shares.

Capital Commitment Date:	March 24, 2025

Funding Window:	March 24, 2025 through March 31, 2026

Description of Units:	The Class A-1 Preferred Shares shall be entitled to receive an 8% annual cumulative preferred return (the “Preferred Return”).

Conversion Ratio:

Each share of Preferred A-1 will convert to 5 shares of Common Stock.

Cumulative Dividends will convert to 1 share of Common Stock for each $4 of accumulated dividend. In the event of a partial share upon conversion, the total shares issued in this calculation will round up.

Conversion:

Upon a Change of Control. Upon the closing of a Change of Control, the Preferred shares shall be converted automatically in accordance with the Conversion Ratio above. Similarly, the accumulated dividends shall automatically convert in accordance with the Conversion Ratio above. The Preferred shall thereafter be cancelled and be of no further force or effect, whether or not delivered to the Company for cancellation.

“Change of Control” means a change in ownership or control of the Company effected through any of the following transactions: (a) a merger, consolidation, or other reorganization approved by the Company’s stockholders, unless securities representing more than 50% of the total combined voting power of the voting securities of the successor entity or its direct or indirect parent entity are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction; (b) a stockholder-approved sale, transfer, or other disposition of all or substantially all of the Company’s assets; or (c) the acquisition, directly or indirectly by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a securities purchase transaction or a tender or exchange offer made directly to the Company’s stockholders; provided, however, that a merger effected exclusively for the purpose of changing the domicile of the Company shall not be deemed to be a Change of Control; and provided, further, that the term “Change of Control” shall not apply to equity financings primarily for capital-raising purposes.

Upon a Successful Initial Public Offering (“IPO”). Upon the closing of an IPO, the Preferred shares shall be converted automatically in accordance with the Conversion Ratio above. Similarly, the accumulated dividends shall automatically convert in accordance with the Conversion Ratio above. The Preferred shall thereafter be cancelled and be of no further force or effect, whether or not delivered to the Company for cancellation.

Optional Conversion. Upon a notice duly executed by the Purchaser and delivered to the Company prior to any automatic conversion of the Preferred pursuant to this Section (the date of such election, the “Election Date”), the Preferred shares shall be converted in accordance with the Conversion Ratio above. Similarly, the accumulated dividends shall convert in accordance with the Conversion Ratio above. The Preferred shall thereafter be cancelled and be of no further force or effect, whether or not delivered to the Company for cancellation.

Investor(s):	Each investor must be an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (each an “Investor” and collectively, the “Investors”). All Investors will be required to complete and execute the Confidential Subscriber (Accredited Investor) Questionnaire contained herein.

Anticipated Closing Date:	First closing to take place in March 2025. Additional closings to take place on a rolling basis.

Use of Proceeds:	Clinical Trials and Product Development	$8.0 million
Crohns / IBS
$15 million	Long Covid
Pitt Hopkins Syndrome
Traumatic Brain Injury
Live Kidney

	Regenerative Aesthetics Marketing Authorization:	$2.5 million

	General Corporate Working Capital:	$4.5 million

Business and Investment Overview:

Vitro Biopharma, Inc. Form 10-K

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To the Undersigned Purchaser:

The undersigned (“Subscriber”) hereby tenders this subscription for the purchase of Units (“Units”) of securities of Vitro Biopharma, Inc., a Nevada corporation (the “Company”) at a private offering price of $1,000,000 per Unit (“Offering Price”). Subscriber understands that the Company reserves the right to accept subscriptions for partial Units.

Each Unit consists of (i) 50,000 shares of Series A-1 Convertible Preferred Stock (the “A-1 Preferred”) having a Stated Value of $20.00 per share and shall be entitled to receive an 8% annual cumulative preferred return (the “Preferred Return”).

By execution below, the Subscriber acknowledges that the Company is relying upon the accuracy and completeness of the representations and warranties contained herein in complying with its obligations under applicable securities laws.

Each Subscriber must also fully and accurately complete this Subscription Agreement and attest that the information contained herein is complete, accurate and current.

General Subscriber Information

Purchaser Name:	__________________________________________________

Address:	___________________________________________________

Telephone No.:	______________________

Email:	____________________________________________________

Net Worth:	_____________________________

Investment Objectives:

I plan to use an investment in the Securities for the following (check all that apply):

☐	Generate income for current or future expenses
☐	Partially fund my retirement
☐	Wholly fund my retirement
☐	Steadily accumulate wealth over the long term
☐	Preserve wealth and pass it on to my heirs
☐	Market speculation
☐	Other: ________________________________

Subscription and Representations of Subscriber.

1. Subscription Commitment. The Subscriber hereby subscribes for the purchase of the Units at an aggregate purchase price set forth below. The full purchase price shall be paid by surrender of Subscriber’s Note as provided for herein.

Number of Units: __________________ multiplied by $1,000,000 per unit = [$________]                                                                                                                                                                                               (“Purchase Price”)

Amount of Subscription Up to $15,000,000

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The Subscriber understands that this subscription is not binding on the Company until accepted by the Company, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company’s execution of this Subscription Agreement where indicated. If the subscription is rejected, the Company shall return to the Subscriber, without interest or deduction, any payment tendered by the Subscriber, and the Company and the Subscriber shall have no further obligation to each other hereunder. Unless and until rejected by the Company, this subscription shall be irrevocable by the Subscriber.

2. Representations and Warranties. In order to induce the Company to accept this subscription, the Subscriber hereby represents and warrants to, and covenants with, the Company as follows:

(a)	Receipt of Document; Access to Information. Subscriber has been provided with a copy of the following documents:

●	Subscription Agreement;
●	Certificate of Designations, Preferences and Rights of Series A-1 Convertible Preferred Stock.

The Offering Documents and this Subscription Agreement are referred to herein as the “Documents.” The Subscriber has carefully reviewed and is familiar with all of the terms of the Documents. The Subscriber has been given access to full and complete information regarding the Company and has utilized such access to the Subscriber’s satisfaction for the purpose of obtaining such information regarding the Company as the Subscriber has reasonably requested; and, particularly, the Subscriber has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and to obtain any additional information, to the extent reasonably available. Without limiting the generality of the foregoing,

(b) Reliance. The Subscriber has relied on nothing other than the Documents (including any exhibits thereto) in deciding whether to make an investment in the Company. Except as set forth in the Documents, no representations or warranties have been made to the Subscriber by the Company, any selling agent of the Company, or any agent, employee, or affiliate of the Company or such selling agent.

(c) Economic Loss. The Subscriber believes that an investment in the Securities is suitable for the Subscriber based upon the Subscriber’s age, other investments, tax status, investment experience, investment objectives, investment time horizon, liquidity needs, risk tolerance, financial needs, among other factors. The Subscriber: (i) has adequate means for providing for the Subscriber’s current financial needs and personal contingencies; (ii) has no need for liquidity in this investment; (iii) at the present time, can afford a complete loss of such investment; (iv) does not have overall commitments to investments which are not readily marketable and disproportionate to the Subscriber’s net worth, and (v) the Subscriber’s investment in the Securities will not cause such overall commitments to become excessive.

(d) Sophistication. The Subscriber, in reaching a decision to subscribe, has such knowledge and experience in financial and business matters that the Subscriber is capable of reading and interpreting financial statements and evaluating the merits and risk of an investment in the Securities and has the net worth to undertake such risks. The investment contemplated hereby is the result of arm’s length negotiation between the Subscriber and the Company.

(e) General Solicitation. The Subscriber was not offered or sold the Securities, directly or indirectly, by means of any form of general advertising or general solicitation, including, but not limited to, the following: (1) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar medium of or broadcast over television or radio; or (2) to the knowledge of the undersigned, any seminar or meeting whose attendees had been invited by any general solicitation or general advertising (a “General Solicitation”).

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(f) Advice. The Subscriber has obtained, to the extent the Subscriber deems necessary, the Subscriber’s own personal professional advice and legal advice in their jurisdiction with respect to the risks inherent in the investment in the securities, and the suitability of an investment in the Securities in light of the Subscriber’s financial condition and investment needs;

(g) Investment Risks. The Subscriber recognizes that the Securities as an investment involves a high degree of risk.

(h) Effect and Time of Representations. The information provided by the Subscriber contained in this Subscription Agreement is true, complete and correct in all material respects as of the date hereof. The Subscriber understands that the Company’s determination that the exemption from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), which is based upon non-public offerings and applicable to the offer and sale of the Securities, is based, in part, upon the representations, warranties, and agreements made by the Subscriber herein. The Subscriber consents to the disclosure of any such information, and any other information furnished to the Company, to any governmental authority or self-regulatory organization, or, to the extent required by law, to any other person.

(i) Restrictions on Transfer; No Market for Securities. The Subscriber acknowledges that (i) the purchase of the Securities is a long-term investment; (ii) the Subscriber must bear the economic risk of investment for an indefinite period of time because the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, the Securities cannot be resold unless they are subsequently registered under said laws or exemptions from such registrations are available; (iii) there is presently no public market for the Securities and the Subscriber may not be unable to liquidate the Subscriber’s investment in the event of an emergency, or pledge the Securities as collateral for a loan; and (iv) the transferability of the Securities is restricted and (A) requires conformity with the restrictions contained in paragraph 3 below and (B) legends will be placed on the certificate(s) representing the Securities referring to the applicable restrictions on transferability.

(j) No Backup Withholding. The Subscriber certifies, under penalties of perjury, that the Subscriber is NOT subject to the backup withholding provisions of Section 3406(a)(i)(C) of the Internal Revenue Code.

(k) Restrictive Legend. Stop transfer instructions will be placed with the transfer agent for the Securities, and a legend may be placed on any certificate representing the Securities substantially to the following effect:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN THE ACT AND REGULATION D UNDER THE ACT AND HAVE NOT BEEN REGISTERED UNDER ANY STATE SECURITIES LAWS. AS SUCH, THE PURCHASE OF THIS SECURITY WAS NECESSARILY WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION. THEREFORE, ANY SUBSEQUENT TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS IT IS REGISTERED UNDER THE ACT AND ANY STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. FURTHERMORE, IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, WITHOUT THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT THE PROPOSED TRANSFER OR SALE DOES NOT AFFECT THE EXEMPTIONS RELIED UPON BY THE COMPANY IN ORIGINALLY DISTRIBUTING THE SECURITY AND THAT REGISTRATION IS NOT REQUIRED.

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(l) Notice of Change. The Subscriber agrees that it will notify the Company in writing promptly (but in all events within thirty (30) days after the applicable change) of any actual or anticipated change in any facts or circumstances, which change would make any of the representations and warranties in this Subscription Agreement untrue if made as of the date of such change (after giving effect thereto).

3. Restricted Nature of the Securities; Investment Intent. The Subscriber has been advised and understands that (a) the Securities have not been registered under the Securities Act or applicable state securities laws and that the Securities are being offered and sold pursuant to exemptions from such laws; (b) the Documents may not have been filed with or reviewed by certain state securities administrators because of the limited nature of the offering; (c) the Company is under no obligation to register the Securities under the Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available. The Subscriber represents and warrants that the Securities are being purchased for the Subscriber’s own account and for investment purposes only, and without the intention of reselling or redistributing the same; the Subscriber has made no agreement with others regarding any of the Securities; and the Subscriber’s financial condition is such that it is not likely that it will be necessary to dispose of any of such Securities in the foreseeable future. The Subscriber is aware that, in the view of the SEC, a purchase of such securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market value, or any change in the condition of the Company, or in connection with a contemplated liquidation settlement of any loan obtained for the acquisition of such securities and for which such securities were pledged, would represent an intent inconsistent with the representations set forth above. The Subscriber further represents and agrees that if, contrary to the foregoing intentions, the Subscriber should later desire to dispose of or transfer any of such Securities in any manner, the Subscriber shall not do so unless and until (i) said Securities shall have first been registered under the Act and all applicable securities laws; or (ii) the Subscriber shall have first delivered to the Company a written notice declaring such holder’s intention to effect such transfer and describe in sufficient detail the manner and circumstances of the proposed transfer, which notice shall be accompanied either by a written opinion of legal counsel who shall be reasonably satisfactory to the Company, which opinion shall be addressed to the Company and reasonably satisfactory in form and substance to the Company’s counsel, to the effect that the proposed sale or transfer is exempt from the registration provisions of the Act and all applicable state securities laws, or by a “no action” letter from the SEC to the effect that the transfer of the Securities without registration will not result in recommendation by the staff of the Commission that action be taken with respect thereto.

4. Residence. The Subscriber represents and warrants that the Subscriber is a bona fide resident of, is domiciled in and received the offer and made the decision to invest in the Securities in the state set forth on the signature page hereof, and the Securities are being purchased by the Subscriber in the Subscriber’s name solely for the Subscriber’s own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization, except as specifically set forth in this Subscription Agreement.

5. Investor Qualification/Accredited Investor. The Subscriber represents and warrants that the Subscriber is an “accredited investor” as that term is defined in Regulation D under the Securities Act because the Subscriber comes within at least one category marked below. The Subscriber further represents and warrants that the information set forth below is true and correct. ALL INFORMATION IN RESPONSE TO THIS PARAGRAPH WILL BE KEPT STRICTLY CONFIDENTIAL EXCEPT AS REQUIRED BY LAW. The Subscriber agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

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(Please check all that apply.)

Category I _____	The Subscriber is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with the Subscriber’s spouse, presently exceeds $1,000,000.

Explanation. In calculation of net worth the Subscriber may include equity in personal property and real estate, cash, short term investments, stocks and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Notwithstanding the forgoing, in determining the Subscriber’s net worth:

(i) the Subscriber’s primary residence shall be excluded;

(ii) indebtedness secured by the primary residence, up to the fair market value of the primary residence at the time of this Subscription shall be excluded (except if the indebtedness outstanding on the date of this Subscription exceeds the amount outstanding 60 days before such time, the amount of such excess shall be included as a liability; and

(iii) indebtedness secured by the primary residence in excess of the fair market value of the primary residence at the time of this Subscription shall be included as a liability.

Category II _____	The Subscriber is an individual (not a partnership, corporation, etc.) who had an individual net income in excess of $200,000 in each of the last two years, or joint income with his/her spouse in excess of $300,000 in each of the last two years, and has a reasonable expectation of reaching the same income level in the current year.

Category III _____	The Subscriber is an executive officer or director of the Company.

Category IV _____	The Subscriber is a bank as defined in Section 3(a)(2) of the Securities Act; a savings and loan as defined in Section 3(a)(5)(A) of the Securities Act; an insurance company as defined in Section 2(13) of the Securities Act; a broker or dealer registered pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”); an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (this includes IRAs). (Note: If you check this category, the Company may request additional information regarding investment company and ERISA issues.)

(describe entity)

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Category V _____	The Subscriber is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

(describe entity)

Category VI _____	The Subscriber is an entity with total assets in excess of $5,000,000 which was not formed for the purpose of investing in the Securities and which is one of the following:

	______	a corporation; or
	______	a partnership; or
	______	a business trust; or
	______	a tax-exempt organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

(describe entity)

Category VII _____	The Subscriber is an entity all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this category alone, each equity owner must complete a separate copy of this Agreement.

(describe entity)

Category VIII _____	The Subscriber is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Category IX_____	The Subscriber is any entity (including a limited liability company) that owns investments in excess of $5.0 million and that was not formed for the specific purpose of investing in the securities offered;

Category X _____.	The Subscriber is any investment advisor registered under federal or state law (and Exempt Reporting Advisors relying on Section 203(m) or 203(l) of the Investment Advisors Act of 1940);

Category XI____	The Subscriber is any rural business investment company (“RBIC”);

Category XII____	The Subscriber is any individual who has a professional certification, designation or credential from an accredited educational institution that the Commission designates as qualifying for accredited investor status. Qualifying professional certifications include (a) FINRA General Securities Representative license (Series 7), (b) FINRA Licensed Investment Advisor Representative (Series 65) and (c) FINRA Private Securities Offerings Representative license (Series 82);

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Category XIII______	The Subscriber is any individual who is a “knowledgeable employee” of a “private fund”, which is defined to include an issuer that would be an investment company, but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940. Knowledgeable employee has the meaning in Rule 3c-5(a)(5) under the Investment Company Act of 1940, and includes trustees, advisory board members of a private fund or an affiliated person of the private fund that oversees the private fund’s investments, as well as employees of the private fund or the affiliated person of the private fund who, in connection with the employee’s regular functions or duties, have participated in the investment activities of such private fund for at least 12 months;

Category XIV_____.	The Subscriber is any family office with at least $5.0 million in assets under management and that was not formed for the specific purpose of acquiring the securities offered, and whose investment is directed by a person capable of evaluating the merits and risks of the prospective investment;

Category XV____.	The Subscriber is any family client of a family office described in Category XIV above whose prospective investment is directed by that family office;

6. Authority. The undersigned, if other than an individual, makes the following additional representations:

(a) The Subscriber was not organized for the specific purpose of acquiring the Securities;

(b) The Subscriber is fully authorized, empowered and qualified to execute and deliver this Subscription Agreement, to subscribe for and purchase the Securities and to perform its obligations under, and to consummate the transactions that are contemplated by the Subscription Agreement; and

(c) This Subscription Agreement has been duly authorized by all necessary action on the part of the Subscriber, has been duly executed by an authorized officer or representative of the Subscriber, and is a legal, valid and binding obligation of the Subscriber enforceable in accordance with its terms.

7. Use of Proceeds. The Subscriber acknowledges that the Company has full discretion of the use of any proceeds from the sale of the Securities.

8. Compliance with Laws; No Conflict. The execution and delivery of the Subscription Agreement by or on behalf of the Subscriber and the performance of the Subscriber’s obligations under, and the consummation of the transactions contemplated by, the Subscription Agreement do not and will not conflict with or result in any violation of, or default under, any provision of any charter, bylaws, trust agreement, partnership agreement or other governing instrument applicable to the Subscriber, or other agreement or instrument to which the Subscriber is a party, or by which the Subscriber is, or any of its assets are, bound, or any permit, franchise, judgment, decree, statute, rule, regulation or other law applicable to the Subscriber or the business or assets of the Subscriber.

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9. Reliance on Representations. The Subscriber understands the meaning and legal consequences of the representations, warranties, agreements, covenants, and confirmations set out above and agrees that the subscription made hereby may be accepted in reliance thereon. The Subscriber acknowledges that the Company has relied and will rely upon the representations and warranties of the Subscriber in this Subscription Agreement and the completeness and accuracy of the Subscriber’s responses to the Investor Questionnaire (together, the “representations and warranties”). The Subscriber agrees to indemnify and hold harmless the Company and any selling agent (including for this purpose their employees, and each person who controls either of them within the meaning of Section 20 of the Exchange Act) from and against any and all loss, damage, liability or expense, including reasonable costs and attorney’s fees and disbursements, which the Company, or such other persons may incur by reason of, or in connection with, any of the representations and warranties made herein and in the Investor Questionnaire not having been true when made, any misrepresentation made by the Subscriber or any failure by the Subscriber to fulfill any of the covenants or agreements set forth herein, or in any other document provided by the Subscriber to the Company.

10. Transferability and Assignability. Neither this Subscription Agreement nor any of the rights of the Subscriber hereunder may be transferred or assigned by the Subscriber. The Subscriber agrees that the Subscriber may not cancel, terminate, or revoke this Subscription Agreement or any agreement of the Subscriber made hereunder (except as otherwise specifically provided herein) and that this Subscription Agreement shall survive the death or disability of the Subscriber and shall be binding upon the Subscriber’s heirs, executors, administrators, successors, and assigns.

11. “Bad Actor” Disqualification. The Subscriber has not engaged in a “disqualifying event” as defined in Rule 506 of Regulation D under the Securities Act, including:

(i) being convicted of a felony or misdemeanor within the last ten (10) years that was in connection with the purchase or sale of a security, involving the making of a false filing with the SEC or arose out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of securities;

(ii) being subject to an order, judgment or decree of any court of competent jurisdiction, entered within the last five (5) years, that restrains or enjoins the Subscriber from engaging or continuing to engage in any conduct or practice (whether or not appealable or subject to a pending appeal) in connection with the purchase or sale of a security, involving the making of a false filing with the SEC or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of securities;

(iii) being subject to a final order of a state securities commission (or any agency or officer of a state performing similar functions), a state authority that supervises or examines banks, savings associations or credit unions, a state insurance commission (or any agency or officer of a state performing similar functions), an appropriate federal banking agency, the Commodity Futures Trading Commission or the National Credit Union Administration that bars the Subscriber from association with an entity regulated by such commission, authority, agency or officer, or is barred from engaging in the business of securities, insurance or banking or engaging in savings association or credit union activities or whereby such final order is based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct and was issued within ten (10) years of the date of this Joinder and Subscription Agreement;

(iv) being subject to an SEC order entered pursuant to Section 15(b) or 15B(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or Section 203(e) or (f) of the Advisers Act that suspends or revokes the Subscriber’s registration as a broker, dealer, municipal securities dealer or investment adviser, places limitations on the activities, functions or operations in connection with such activities, or bars the Subscriber from being associated with any entity or from participating in the offering of any penny stock;

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(v) being subject to any order of the SEC entered within the last five (5) years that, as of the date of this Joinder and Subscription Agreement, orders the Subscriber to cease and desist from committing or causing a violation or future violation of any scienter-based anti-fraud provision of the federal securities laws, including without limitation Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and 17 CFR 240.10b-5, Section 15(c)(1) of the Exchange Act and Section 206(1) of the Advisers Act, or any other rule or regulation thereunder or Section 5 of the Securities Act;

(vi) being suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(vii) filing (as a registrant or issuer), or being named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within the last five (5) years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, at the time of such sale, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(viii) being subject to a United States Postal Service false representation order entered within five years of the date of this Joinder and Subscription Agreement, or being, as of the date of this Joinder and Subscription Agreement, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

If the Subscriber engaged in one of the “disqualifying events” described above or as otherwise set forth in Rule 506 of Regulation D, it must inform the Company and provide information regarding the disqualifying event including the date of such event. If in the future, the Subscriber can no longer make this representation, it must promptly notify the Company and provide information regarding the disqualifying event including the date of any such event. The Subscriber specifically consents to the disclosure of any such disqualifying event to any other third-parties as the Company may deem necessary to ensure the Company can continue to claim the Rule 506 safe harbor.

12. Compliance with Anti-Money Laundering Regulations, etc.

(a) The Subscriber acknowledges that due to anti-money laundering regulations within their respective jurisdictions, the Company and/or any administrator acting on behalf of the Company may require further documentation verifying the Subscriber’s identity and the source of funds used to purchase the Securities before this Joinder and Subscription Agreement can be processed or accepted. To comply with applicable U.S. anti-money laundering legislation and regulations, the Subscriber agrees that all payments by the Subscriber to the Company and all distributions to the Subscriber from the Company will only be made in the Subscriber’s name and to and from a bank account of a bank based or incorporated in or formed under the laws of the United States or a bank that is not a “foreign shell bank” within the meaning of the United States Bank Secrecy Act (31 U.S.C. § 5311 et seq.), as amended (the “Bank Secrecy Act”), and the regulations promulgated thereunder by the United States Department of the Treasury, as such regulations may be amended from time to time. The Subscriber further agrees to provide the Company at any time with such information as the Company determines to be necessary and appropriate to verify compliance with the anti-money laundering regulations of any applicable jurisdiction or to respond to requests for information concerning the identity of Subscriber from any governmental authority, self-regulatory organization or financial institution in connection with its anti-money laundering compliance procedures, and to update such information as necessary.

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(b) The Subscriber represents that the amounts to be contributed by the Subscriber to the Company will not be directly or indirectly derived from activities that may contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations.1 The Subscriber represents and warrants that none of: (i) the Subscriber; (ii) any Person controlling or controlled by the Subscriber; (iii) if the Subscriber is a privately held entity, any Person having a beneficial interest in the Subscriber; (iv) any Person for whom the Subscriber is acting as agent or nominee in connection with the purchase of the Securities is (1) a country, territory, individual or entity named on a list maintained by OFAC, (2) a Person prohibited under the OFAC Programs, (3) a senior foreign political figure,2 or any immediate family member or close associate3 of a senior foreign political figure as such terms are defined in the footnotes hereto, (4) a “foreign shell bank”4 within the meaning of the Bank Secrecy Act and the regulations promulgated thereunder by the United States Department of the Treasury or (5) a person or entity subject to additional restrictions imposed by the following statutes or regulations and executive orders issued thereunder: the Trading with the Enemy Act, the Iraq Sanctions Act, the National Emergencies Act, the Antiterrorism and Effective Death Penalty Act of 1996, the International Emergency Economic Powers Act, the United Nations Participation Act, the International Security and Development Cooperation Act, the Nuclear Proliferation Prevention Act of 1994, the Foreign Narcotics Kingpin Designation Act, the Iran and Libya Sanctions Act of 1996, the Cuban Democracy Act, the Cuban Liberty and Democratic Solidarity Act and the Foreign Operations, Export Financing and Related Programs Appropriations Act, or any other law of similar import as to any non-U.S. country, as each such act or law has been or may be amended, adjusted, modified or reviewed from time to time or (6) a person or entity resident in or whose subscription funds are transferred through a jurisdiction identified as non-cooperative5 by the Financial Action Task Force. Such Persons in (1) through (6) are collectively referred to as “Prohibited Persons.”

1 Federal regulations and executive orders administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs, including the List of Specially Designated Nationals and Blocked Persons, as such list may be amended from time to time, or any executive order administered by OFAC. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at www.treasury.gov/resource-center/sanctions. In addition, certain programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the lists maintained by OFAC.

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military, or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

4 “Foreign Shell Bank” means a Foreign Bank without a Physical Presence in any country, but does not include a Regulated Affiliate. “Foreign Bank” means an organization that: (i) is organized under the laws of a non-U.S. country; (ii) engages in the business of banking; (iii) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations; (iv) receives deposits to a substantial extent in the regular course of its business; and (v) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a foreign bank. “Physical Presence” means a place of business that is maintained by a Foreign Bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, at which location the Foreign Bank: (i) employs one or more individuals on a full-time basis; (ii) maintains operating records relating to its banking activities; and (iii) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities. “Regulated Affiliate” means a Foreign Shell Bank that: (i) is an affiliate of a depository institution, credit union, or Foreign Bank that maintains a Physical Presence in the United States or a non-U.S. country, as applicable; and (ii) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or Foreign Bank.

5 “Non-cooperative jurisdictions” are non-U.S. countries that have been designated as high-risk or non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering (“FATF”), of which the U.S. is a member and with which designation the U.S. representative to the group or organization continues to concur. The FATF list of non-cooperative jurisdictions is found at http://www.fatf-gafi.org.

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(c) In addition, if the Subscriber is a “financial institution” as such term is defined in the Bank Secrecy Act and the regulations promulgated thereunder by the United States Department of the Treasury, as such regulations may be amended from time to time, the Subscriber represents and warrants that the Subscriber has anti-money laundering policies and procedures in place reasonably designed to collect information with respect to and verify the identity of the Subscriber’s Subscribers or customers. In this regard, the Subscriber hereby represents and warrants that it is not a Prohibited Person. The representations and warranties set forth in this Section 7 shall be deemed repeated and reaffirmed by the Subscriber as of each date that the Subscriber makes a contribution or commitment of capital to the Company, and if at any time during the term of the Company the representations and warranties set forth in this Section 13 shall cease to be true, the Subscriber shall promptly so notify the Manager of the Company in writing.

(d) To the extent the Subscriber has beneficial owners or is an intermediary subscribing for an Interest on behalf of one or more Subscribers or beneficial owners (collectively, “Owners”): (i) the Subscriber has carried out due diligence as required by applicable law to establish the identities of all such Owners; (ii) based on such due diligence, the Subscriber reasonably believes that no such Owners are Prohibited Persons; (iii) the Subscriber has conducted enhanced due diligence on any Owner who is a senior foreign political figure; (iv) based on such enhanced due diligence, the Subscriber has no reason to believe that the funds invested by each such senior foreign political figure involve the proceeds of official corruption; (v) the Subscriber has no reason to believe that the funds invested or to be invested by Owners were derived from activities that may contravene any U.S. or non-U.S. anti-money laundering laws or regulations; (vi) the Subscriber holds the evidence of such identities and status and will maintain all such evidence for at least five (5) years from the date of the Subscriber’s complete redemption of all Securities in the Company; and (vii) the Subscriber will make available such information and any additional information requested by the Company or the Manager that is required under applicable regulations, to the extent permitted by applicable law.

(e) The Subscriber understands and agrees that the Company may not accept any amounts from a prospective Subscriber if such Subscriber cannot make the representations set forth in this Section 13. If an existing Member cannot make these representations at any time after the admission of such Member to the Company, the Manager may require the redemption of such Member’s Interests. The Subscriber further understands and agrees that, by law, the Company may be obligated to “freeze” the Subscriber’s account, by prohibiting additional contributions from the Subscriber, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations and the Company may also be required to report such action and to disclose the Subscriber’s identity to OFAC. The Subscriber further acknowledges that the Company may, by written notice to the Subscriber, suspend the Subscriber’s distributions and redemption rights if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company, the Company or any of the Company’s other service providers, including the Administrator.

13. Survival. The representations and warranties of the Subscriber set forth herein shall survive the sale of the Securities pursuant to this Subscription Agreement.

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14. Notices. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows: if to the Subscriber, to the address set forth below; and if to the Company to the address at the beginning of this Subscription Agreement, or to such other address as the Company or the Subscriber shall have designated to the other by like notice.

15. Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Colorado. The parties hereby consent to the non-exclusive jurisdiction of the courts of the State of Colorado and any federal or state court located in Denver, Colorado for any action arising out of this Subscription Agreement.

16. JURY WAIVER. IN ANY CIVIL ACTION, COUNTERCLAIM, OR PROCEEDING, WHETHER AT LAW OR IN EQUITY, WHICH ARISES OUT OF, CONCERNS, OR RELATES TO THIS AGREEMENT, ANY AND ALL TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE PERFORMANCE OF THIS AGREEMENT, OR THE RELATIONSHIP CREATED BY THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, TRIAL SHALL BE TO A COURT OF COMPETENT JURISDICTION AND NOT TO A JURY. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY. ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT, AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THIS AGREEMENT OF THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. NEITHER PARTY HAS MADE OR RELIED UPON ANY ORAL REPRESENTATIONS TO OR BY ANY OTHER PARTY REGARDING THE ENFORCEABILITY OF THIS PROVISION. EACH PARTY HAS READ AND UNDERSTANDS THE EFFECT OF THIS JURY WAIVER PROVISION. EACH PARTY ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY ITS OWN COUNSEL WITH RESPECT TO THE TRANSACTION GOVERNED BY THIS AGREEMENT AND SPECIFICALLY WITH RESPECT TO THE TERMS OF THIS SECTION 16.

17. LIMITATION OF LIABILITY AND CLASS ACTION WAIVER. SUBSCRIBER HEREBY WAIVES ANY RIGHT TO SEEK ANY TYPE OF DAMAGES OTHER THAN COMPENSATORY DAMAGES, INCLUDING BUT NOT LIMITED TO CONSEQUENTIAL DAMAGES AND PUNITIVE DAMAGES. SUBSCRIBER HEREBY FURTHER WAIVES THE RIGHT TO BRING A CLASS ACTION LAWSUIT. THIS IS A CLASS ACTION WAIVER THAT APPLIES TO ALL DISPUTES ARISING OUT OF THIS INVESTMENT, INCLUDING BUT NOT LIMITED TO ANY DISPUTES WITH THE COMPANY, ITS PLACEMENT AGENT, OR ITS DEALERS, AND ALL OF THEIR EMPLOYEES, AGENTS, REPRESENTATIVES, OFFICERS, DIRECTORS, OR ATTORNEYS. THE PLACEMENT AGENT OR ITS DEALERS, AND ALL OF THEIR EMPLOYEES, AGENTS, REPRESENTATIVES, OFFICERS, DIRECTORS, OR ATTORNEYS ARE THIRD-PARTY BENEFICIARIES OF THIS AGREEMENT.

18. Entire Agreement. This Agreement, including the appendices hereto, constitutes the entire agreement, and supersedes all prior agreements or understandings, among the parties hereto with respect to the subject matter hereof.

IN NO EVENT WILL THE COMPANY, OR ANY OF ITS AFFILIATES OR THE PROFESSIONAL ADVISORS ENGAGED BY THEM BE LIABLE IF FOR ANY REASON THE COMPANY’S RESULTS OF OPERATIONS OF THE COMPANY ARE NOT AS PROJECTED IN THE DOCUMENTS, AS DEFINED HEREIN. SUBSCRIBERS MUST LOOK SOLELY TO, AND RELY ON, THEIR OWN ADVISORS WITH RESPECT TO THE FINANCIAL, TAX AND OTHER CONSEQUENCES OF INVESTING IN THE SECURITIES

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19. Title. Manner in Which Title is To Be Held.

Place an “X” in one space below:

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship (both parties must sign)
(d)	Partnership
(e)	Tenants in Common
(f)	Corporation
(g)	Trust
(h)	Other (Describe):

Please print above the exact name(s) in which the Securities are to be held.

20. State of Residence. The Subscriber’s state of residence and the state in which the Subscriber received the offer to invest and made the decision to invest in the Securities is: ______________________

21. Liquidity. I represent that I have full and a complete understanding that a private placement is an illiquid investment and I have no liquidity needs with regards to this investment.

Initial:______

SIGNATURES BEGIN ON NEXT PAGE

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SIGNATURES

The Subscriber hereby represents that it has read this entire Subscription Agreement.

Dated: _____________________

INDIVIDUAL (includes Community Property, Joint Tenants, Tenants-in-Common)

Address to Which Correspondence Should be Directed

Signature (Individual)

Signature (All record holders should sign)	City, State and Zip Code

Name(s) Typed or Printed	Tax Identification or Social Security Number

( )_____________________________________
Telephone Number

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CORPORATION, PARTNERSHIP, TRUST, RETIREMENT ACCOUNT OR OTHER ENTITY

Name of Entity		Address to Which Correspondence Should be Directed

By:
	*Signature	City, State and Zip Code

Its:
	Title	Tax Identification or Social Security Number

( )_____________________________________
Name Typed or Printed		Telephone Number

*If Securities are being subscribed for by an entity, the Certificate of Signatory must also be completed.

*For Entity/Institutional Subscribers:

To help the government fight financial crime, Federal regulation requires certain financial institutions to obtain, verify, and record information about the beneficial owners of legal entity customers. Legal entities can be abused to disguise involvement in terrorist financing, money laundering, tax evasion, corruption, fraud, and other financial crimes. Requiring the disclosure of key individuals who own or control a legal entity (i.e. the beneficial owners) helps law enforcement investigate and prosecute these crimes.

The following individuals must provide the information below:

(a)	Each individual, if any, who owns, directly or indirectly, 25% or more of the equity interests of the legal entity customers; AND
(b)	Each individual with significant responsibility for managing the legal entity (e.g., a CEO, CFO, COO, Managing Member, General Partner, President, Vice President, Treasurer, etc).

Name	Title	Percentage of Ownership	Date of Birth	Address	For U.S. Persons: Social Security Number	For Foreign Persons: Passport Number and Country of Issuance

Please attach additional sheets if needed.

CERTIFICATE OF SIGNATORY

To be completed if Securities are being subscribed for by an entity.

I,________________________________________ , am the _________________________________ of ______________________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Letter of Investment Intent and to purchase and hold the Securities, and certify that the Subscription Agreement and Letter of Investment Intent has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have hereto set my hand this ______ day of ____________, 2025. ____________________________________________________________________________

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ACCEPTANCE

This Subscription Agreement is accepted as of ____________________________, 2025

Vitro Biopharma, Inc.

By:
Christopher Furman, CEO

SUBSCRIPTION INSTRUCTIONS

Subscribers for the Units are required to deliver to the Company the dated and executed Subscription Agreement and wire funds to the Company

Company Wiring Instructions will be provided under separate cover

Bank Name:	1st Century Bank
1875 Century Park East
Suite 100
Los Angeles, CA 90067
ABA No.	*****3761
Acct. Name:	Vitro Biopharma Inc
Acct. No.:	******7490

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